BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated June 20, 2012
to the Statement of Additional Information dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements – Information Regarding the Portfolio Managers” is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. The Core Portfolio is managed by a team of investment professionals comprised of Chris Leavy, CFA and Peter Stournaras, CFA. The Total Return Portfolio is managed by a team of investment professionals comprised of Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro.

The subsection entitled “Other Funds and Accounts Managed” as it relates solely to the Core Portfolio is revised as set forth below:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Core Portfolio
Chris Leavy, CFA[1]	28	11	10	0	1	0
	$12.71 Billion	$2.81 Billion	$1.54 Billion	$0	$116.1 Million	$0
Peter Stournaras, CFA	30	9	9	0	1	0
	$12.82 Billion	$2.03 Billion	$1.39 Billion	$0	$115.5 Million	$0

1 Information for Mr. Leavy is provided as of June 11, 2012.

The last sentence of the first paragraph under the subsection entitled “Portfolio Manager Compensation Overview: Core Portfolio — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to these portfolio managers, such benchmarks for the Fund and other accounts include the following:

Portfolio Manager	Applicable Benchmarks

Chris Leavy, CFA Peter Stournaras, CFA	Lipper Multi-Cap Core, Multi-Cap Growth and Multi-Cap Value Fund Classifications

The following is added as the last paragraph under the subsection entitled “Portfolio Manager Compensation Overview: Core Portfolio — Discretionary Incentive Compensation”:

Due to Mr. Leavy’s unique position (Portfolio Manager and Chief Investment Officer of Fundamental Equity (Americas)), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role it is not the primary driver of compensation.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview: Core Portfolio — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety.

The last sentence under the subsection entitled “Portfolio Manager Compensation Overview: Core Portfolio — Distribution of Discretionary Incentive Compensation — Deferred Compensation Program” is deleted in its entirety and replaced with the following:

All of the eligible portfolio managers have participated in the deferred compensation program.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of the fiscal year ended September 30, 2011.

Portfolio Manager	Dollar Range

Chris Leavy, CFA[1]	None
Peter Stournaras, CFA	None
Philip Green	None
Matthew Marra	None
Bob Miller	None
Rick Rieder	None
Eric Pellicciaro	None

1 Information for Mr. Leavy is provided as of June 11, 2012.

The last two sentences of the first paragraph under the subsection entitled “Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Pellicciaro, Rieder and Stournaras may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Pellicciaro, Rieder and Stournaras may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-10044-0612SUP